                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 2, 2000 (May 19, 2000)


                              PLX TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-25699                             94-3008334
      ------------------------       ------------------------------------
      (Commission File Number)       (I.R.S. Employer Identification No.)


            390 Potrero Avenue Sunnyvale, CA              94086
        ----------------------------------------        ----------
        (Address of Principal Executive Offices)        (Zip Code)


                                 (408) 774-9060
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On May 19, 2000, pursuant to the Agreement and Plan of Merger, dated as of April 19, 2000, by and among PLX Technology, Inc., a Delaware corporation (the "Registrant"), OKW Technology Corporation, a Delaware corporation ("Merger Sub"), and Sebring Systems, Inc., a privately held Delaware corporation ("Sebring") (the "Agreement"), the Registrant completed the merger of Merger Sub, a wholly-owned subsidiary of the Registrant, with and into Sebring, with Sebring being the surviving corporation of the merger and becoming a wholly-owned subsidiary of the Registrant. The transaction was closed on May 19, 2000 and is being accounted for as a purchase transaction.

        As consideration for the transaction, the Registrant issued an aggregate of 1,149,125 shares of the Registrant's common stock, $0.001 par value, in exchange for the outstanding shares of capital stock of Sebring, subject to the withholding of 10% of such shares in escrow in accordance with the terms of the Agreement. At the effective time of the merger, all outstanding options and warrants to purchase shares of Sebring common stock were automatically converted into options and warrants to purchase 692,578 shares of the Registrant's common stock based upon the conversion factor set forth in the Agreement with corresponding adjustment to their respective exercise prices.

        The Registrant currently intends that Sebring's business will continue to be operated in its current manner. Certain of the assets of Sebring were used in the design and manufacture of silicon switch fabric interconnect solutions, and the Registrant currently intends to use such assets in substantially the same manner.

        The total value of consideration paid for the purchase transaction was determined based on arm's length negotiations between the Registrant and Sebring, which took into account Sebring's financial position, operating history, products, intellectual property and other factors relating to Sebring's business and certain income tax aspects of the transaction. Prior to the transaction, D. James Guzy, Sr., Timothy Draper and the Registrant's Chairman of the Board of Directors held positions on the Board of Directors of Sebring. Mr. Guzy and the Registrant were also significant stockholders of Sebring. In addition, Eugene Flath and Young K. Sohn, all directors of the Registrant held shares of Sebring stock. Prior to entering into the Agreement, the Registrant had also been granted a security interest in substantially all of Sebring's assets in exchange for agreeing to loan up to $1,500,000 to Sebring.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired

        It is impractical for Registrant to file the required financial statements at this time. Registrant intends to file with the Securities and Exchange Commission such financial statements within 60 days of the filing date of this report.

(b)     Pro Forma Financial Information

        See response to Item 7(a).

(c)     Exhibits

        The Exhibit Index appearing on page 4 is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PLX TECHNOLOGY, INC.
                                            (the Registrant)


                                            By:    /s/  Michael Salameh
                                                   -----------------------------
                                                   Michael Salameh
                                                   President

Dated:  June 2, 2000

                                  EXHIBIT INDEX



         Exhibit
          Number                          Description
         -------                          -----------
           2.1 Agreement and Plan of Merger dated April 19, 2000 by and among PLX Technology, Inc., OKW Technology Acquisition Corporation and Sebring
                            Systems, Inc.